UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2004

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 27, 2004, American Tower Corporation (the “Company”) issued a press release announcing a planned institutional private placement of senior notes. On September 29, 2004, the Company issued a press release announcing the pricing of the offering. In accordance with Rule 135(c) of the Securities Act of 1933, as amended, the Company hereby files copies of these releases as Exhibits 99.1 and 99.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Item
99.1	Press release, dated September 27, 2004.

99.2	Press release, dated September 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: September 29, 2004	By:	/s/ Bradley E. Singer
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Item
99.1	Press release, dated September 27, 2004.

99.2	Press release, dated September 29, 2004.